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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 16, 1999
                                                 ---------------

                            Sky Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

      001-14473                                           34-1372535
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(Commission File Number)                    (I.R.S. Employer Identification No.)

               221 South Church Street, Bowling Green, Ohio 43402
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                                 (419) 327-6300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events
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                   On July 16, 1999, Sky Financial Group, Inc., (the
"Registrant") announced the completion of its affiliation with Wood Bancorp, Inc., a Delaware corporation and savings bank holding company headquartered in Bowling Green, Ohio. Attached hereto as Exhibit 99.1 is a copy of the Registrant's press release dated July 19, 1999.


Item 7.           Exhibits
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99.1              Text of Press Release, dated July 19, 1999, issued by Sky
                  Financial Group, Inc.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SKY FINANCIAL GROUP, INC.
                                           -------------------------
                                                  (Registrant)


Date:  July 29, 1999                       By:/s/ W. Granger Souder Jr.
                                              ---------------------------------
                                           Executive Vice President and General
                                           Counsel